                        SUPPLEMENT DATED OCTOBER 8, 2008
                           TO THE CURRENTLY EFFECTIVE
                 CLASS A, CLASS B AND CLASS C SHARES PROSPECTUS
              CLASS R3, CLASS R4, CLASS R5 AND Y SHARES PROSPECTUS
                            CLASS Y SHARES PROSPECTUS
                            EACH DATED MARCH 1, 2008
        FOR THE HARTFORD MUTUAL FUNDS (COLLECTIVELY, THE "PROSPECTUSES")

Participation in the U.S. Department of Treasury Guarantee Program for Money Market Funds

The Board of Directors of The Hartford Mutual Funds, Inc. (the "Company") has approved the participation of The Hartford Money Market Fund (the "Fund") in the U.S. Treasury Department's Temporary Guarantee Program (the "Program") for money market funds.

Subject to certain conditions and limitations, the Program provides that investors in the Fund will receive $1.00 for each Fund share held as of the close of business on September 19, 2008 in the event that the Fund liquidates at a net asset value per share below $1.00 per share (a "guarantee event"). The Program only covers the amount an investor held in the Fund as of the close of business on September 19, 2008 or the amount an investor holds if and when a guarantee event occurs, whichever is less.

Accordingly, any purchase of shares of the Fund for a new account after the close of business on September 19, 2008 and any increase in the number of shares of the Fund held in an account after the close of business on September 19, 2008 will not be covered by the Program. In the event that shares held as of close of business on September 19, 2008 are sold prior to the date the guarantee is triggered, then the shares covered by the guarantee will be the lesser of (i) the amounts held in the Fund as of close of business on September 19, 2008 or
(ii) the amounts held in the Fund on the date the guarantee is triggered.

The cost to participate in the initial three months of the Program will be borne by the Fund without regard to any fee waiver and/or any expense limitation or reimbursement currently in effect for the Fund. As of today's date, assets available to the Program to support all participating money market funds do not exceed $50 billion, and the Secretary of the Treasury may extend the Program beyond its initial three-month term up through the close of business on September 18, 2009. If the Program is extended, the Fund will consider whether to continue to participate. Any additional cost to participate in the extended Program may also be borne by the Fund at that time.

Neither this Prospectus supplement, the above-referenced Prospectuses, nor the Fund are in any manner approved, endorsed, sponsored or authorized by the U.S. Treasury Department.

THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.